UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 28, 2011

PHILLIPS-VAN HEUSEN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-07572	13-1166910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Madison Avenue, New York, New York		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (212) 381-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

     (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On January 28, 2011, Phillips-Van Heusen Corporation (the “Company”) entered into amendments to the employment agreements with Emanuel Chirico, the Company’s Chief Executive Officer, Michael Shaffer, the Company’s Executive Vice President and Chief Financial Officer, and Francis K. Duane, the Company’s Vice Chairman, Wholesale Apparel, and the Company’s subsidiary Calvin Klein, Inc. (“Calvin Klein”) entered into an amendment to the employment agreement with Paul Thomas Murry, the President and Chief Executive Officer of Calvin Klein (each, an "Amendment," and collectively, the “Amendments”).

The Amendments (i) eliminate the tax “gross-up” that would otherwise be payable to Messrs. Shaffer, Duane and Murry if they become subject to the excise tax on excess parachute payments under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”); and (ii) simplifies the severance formula used to determine payouts to Messrs. Chirico, Duane and Murry in the event that they are terminated without “cause” or they terminate their employment for “good reason”. Mr. Chirico’s tax gross-up was eliminated in a prior amendment to his employment agreement.  Mr. Shaffer’s Amendment also includes a clerical change to conform the language of his severance formula (which is substantively the same as in the other Amendments) to the language in the other Amendments.

To mitigate the potential adverse effect of having to pay the excise tax as a result of the elimination of the tax gross-up, the Amendments also provide that if the severance (payments and benefits) to be received by either Messrs. Shaffer, Duane or Murry would subject him to the excise tax, his severance would be reduced by the amount required to avoid the imposition of the excise tax, if such a reduction would give him a better after-tax result than if he had received the full severance amount and paid the excise tax.

In the event that either Messrs. Chirico’s, Duane’s or Murry’s employment is terminated without “cause” or either terminates his employment for “good reason,” he will be entitled to receive an amount equal to a multiple (which varies among each executive and whether the termination occurs during the two-year period after a change in control) of the sum of his base salary plus an amount equal to the bonus that would be payable if “target” level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination).  Previously, each was entitled to an amount equal to the sum of his applicable multiple of his salary plus an amount equal to the percentage of his salary that his “target” level payout was set at under the Company’s annual bonus plan (if any) in respect of the fiscal year prior to the year during which the termination occurs.

The Amendments are attached as Exhibits 10.1 through 10.4 to this Report.

The following is a summary of the material terms and conditions of the employment agreements of each of the executives (as the same may have been previously amended), as amended by his applicable Amendment (the “Amended Agreements”):

Emanuel Chirico

The Amended Agreement with Mr. Chirico outlines the compensation and benefits to be paid to him, as well as sets forth his rights to severance upon termination of employment and the restrictive covenants in the Company’s favor to which he has agreed.

Generally, Mr. Chirico is entitled to severance only if his employment is terminated by the Company without “cause” or if he terminates his employment for “good reason.”  “Cause” is generally defined as (1) gross negligence or willful misconduct in Mr. Chirico’s performance of the material responsibilities of his position, which results in material economic harm to the Company or its affiliates or in reputational harm causing demonstrable injury to the Company or its affiliates; (2) Mr. Chirico’s willful and continued failure to perform substantially his duties (other than any such failure resulting from incapacity due to physical or mental illness); (3) Mr. Chirico’s conviction of, or plea of guilty or nolo contendere to, a felony within the meaning of U.S. Federal, state or local law (other than a traffic violation); (4) Mr. Chirico’s having willfully divulged, furnished or made accessible any confidential information (as defined); or (5) any act or failure to act by Mr. Chirico, which, under the provisions of applicable law, disqualifies him from acting in his position.  “Good reason” is generally defined as (i) the assignment to Mr. Chirico of any duties inconsistent in any material respect with his position or any other action that results in a material diminution in such position; (ii) a reduction of his base salary; (iii) the taking of any action that substantially diminishes (A) the aggregate value of Mr. Chirico’s total compensation opportunity, and/or (B) the aggregate value of the employee benefits provided to him; (iv) requiring that Mr. Chirico’s services be rendered primarily at a location or locations more than 35 miles from the Company’s principal executive offices; (v) solely after a change in control of the Company, a change in the Chairman of the Board of Directors such that neither the person holding such position immediately prior to the change in control nor Mr. Chirico is serving as the Chairman at any time during the one-year period following such change in control (other than as a result of such person’s cessation of service due to death or disability); or (vi) the Company’s failure to require any successor to assume expressly and agree to perform Mr. Chirico’s employment agreement.

In the event of a termination of employment without cause or for good reason (other than during the two-year period after a change in control), Mr. Chirico is entitled, subject to executing a release of claims in the Company’s favor, to two times the sum of his base salary plus an amount equal to the bonus that would be payable if “target” level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination).  All such payments are payable in accordance with the Company’s payroll schedule in 48 substantially equal installments.  The Amended Agreement provides that during the two-year period following Mr. Chirico’s termination of employment without cause or for good reason (other than during the two-year period after a change in control), medical, dental, life and disability insurance coverages are continued for Mr. Chirico (and his family, to the extent participating prior to termination of employment), subject to cessation if he obtains replacement coverage from another employer (although there is no duty to seek employment or mitigate damages).  Mr. Chirico is required to pay the active employee rate, if any, for such coverage.

Mr. Chirico also is entitled, subject to executing a release of claims in the Company’s favor, to severance upon the termination of his employment by the Company without cause or by him for good reason within two years after a “change in control” of the Company (as defined in the Amended Agreement).  In either such case, he will receive an aggregate amount equal to three times the sum of his base salary plus an amount equal to the bonus that would be payable if “target” level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination).  This amount will be paid in a lump sum, if the change in control constitutes a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of Section 409A of the Code).  This amount will be paid in 72 substantially equal payments, if the change in control does not constitute a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” under Section 409A.  Mr. Chirico also receives comparable medical, dental, life and disability insurance coverage for himself and his family for the three-year period immediately following such a termination.

Notwithstanding the foregoing, the Amended Agreement provides that if Mr. Chirico’s receipt of the foregoing severance would subject him to the excise tax on excess parachute payments under Section 4999 of the Code, his severance would be reduced by the amount required to avoid the excise tax if such a reduction would give Mr. Chirico a better after-tax result than if he had received the full severance amount.

The Amended Agreement also includes certain restrictive covenants in favor of the Company.  The covenants include prohibitions during and following employment against Mr. Chirico’s use of confidential information and soliciting the Company’s employees for employment by himself or anyone else and, other than following a termination without cause or for good reason, competing against the Company or accepting employment with a competitor and interfering with the Company’s business relationships.

Michael Shaffer

The Amended Agreement with Mr. Shaffer outlines the compensation and benefits to be paid to him, as well as sets forth his rights to severance upon termination of employment and the restrictive covenants in the Company’s favor to which he has agreed.

Generally, Mr. Shaffer is entitled to severance only if his employment is terminated by the Company without “cause” or if he terminates his employment for “good reason.”  The definition of “cause” under Mr. Shaffer’s agreement is substantially the same as under Mr. Chirico’s employment agreement.  “Good reason” is generally defined as (i) the assignment to Mr. Shaffer of any duties inconsistent in any material respect with his position or any other action that results in a material diminution in such position; (ii) a reduction of his base salary; (iii) the taking of any action that substantially diminishes (A) the aggregate value of Mr. Shaffer’s total compensation opportunity, and/or (B) the aggregate value of the employee benefits provided to him; or (iv) requiring that Mr. Shaffer’s services be rendered primarily at a location or locations more than 75 miles from the Company’s principal executive offices.

In the event of a termination of employment without cause or for good reason (other than during the two-year period after a change in control), Mr. Shaffer is entitled, subject to executing a release of claims in the Company’s favor, to one and a half times the sum of his base salary plus an amount equal to the bonus that would be payable if “target” level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination).  All such payments are payable in accordance with the Company’s payroll schedule in 36 substantially equal installments.  The Amended Agreement provides that during the 18-month period following Mr. Shaffer’s termination of employment without cause or for good reason (other than during the two-year period after a change in control), medical, dental, life and disability insurance coverages are continued for Mr. Shaffer (and his family, to the extent participating prior to termination of employment), subject to cessation if he obtains replacement coverage from another employer (although there is no duty to seek employment or mitigate damages).  Mr. Shaffer is required to pay the active employee rate, if any, for such coverage.

Mr. Shaffer also is entitled, subject to executing a release of claims in the Company’s favor, to severance upon the termination of his employment by the Company without cause or by him for good reason within two years after a “change in control” of the Company (as defined in the Amended Agreement).  In either such case, he will receive an aggregate amount equal to two times the sum of his base salary plus an amount equal to the bonus that would be payable if “target” level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination).  This amount will be paid in a lump sum, if the change in control constitutes a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of Section 409A of the Code).  This amount will be paid in 48 substantially equal payments, if the change in control does not constitute a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” under Section 409A.  Mr. Shaffer also receives comparable medical, dental, life and disability insurance coverage for himself and his family for the two-year period immediately following such a termination.

Notwithstanding the foregoing, the Amended Agreement provides that if Mr. Shaffer’s receipt of the foregoing severance would subject him to the excise tax on excess parachute payments under Section 4999 of the Code, his severance would be reduced by the amount required to avoid the excise tax if such a reduction would give Mr. Shaffer a better after-tax result than if he had received the full severance amount.

The Amended Agreement also includes certain restrictive covenants in favor of the Company.  The covenants include prohibitions during and following employment against Mr. Shaffer’s use of confidential information and soliciting the Company’s employees for employment by himself or anyone else and, other than following a termination without cause or for good reason, competing against the Company or accepting employment with a competitor and interfering with the Company’s business relationships.

Francis K. Duane and Paul Thomas Murry

The Amended Agreements with Messrs. Duane and Murry outline the compensation and benefits to be paid to these executives, as well as sets forth their rights to severance upon termination of employment and the restrictive covenants in the Company’s favor to which they have agreed.

Generally, each of these executives is entitled to severance only if his employment is terminated by us without “cause” or if he terminates his employment for “good reason.”  The definitions of “cause” and “good reason” under these executives’ agreements are substantially the same as under Mr. Chirico’s employment agreement, other than for the exclusion of clause (v) of the good reason definition.

In the event of a termination of employment without cause or for good reason (other than during the two-year period after a change in control), each of these executives is entitled, subject to executing a release of claims in the Company’s favor, to one and a half times the sum of his base salary plus an amount equal to the bonus that would be payable if “target” level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination).  All such payments are payable in accordance with the Company’s payroll schedule in 36 substantially equal installments.  The Amended Agreements provide that during the 18-month period following the executive’s termination of employment without cause or for good reason (other than during the two-year period after a change in control), medical, dental, life and disability insurance coverages are continued for the executive (and his family, to the extent participating prior to termination of employment), subject to cessation if he obtains replacement coverage from another employer (although there is no duty to seek employment or mitigate damages).  Each of these executives is required to pay the active employee rate, if any, for such coverage.

Each of these executives is entitled, subject to executing a release of claims in the Company’s favor, to severance upon the termination of his employment by the Company without cause or by him for good reason within two years after a “change in control” of the Company (as defined in the Amended Agreements).  In either such case, he will receive an aggregate amount equal to two times the sum of his base salary plus an amount equal to the bonus that would be payable if “target” level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination).  This amount will be paid in a lump sum, if the change in control constitutes a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of Section 409A of the Code).  This amount will be paid in 48 substantially equal payments, if the change in control does not constitute a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” under Section 409A.  These executives also receive comparable medical, dental, life and disability insurance coverage for themselves and their families for the two-year period immediately following such a termination.

Notwithstanding the foregoing, the Amended Agreements provide that if the executive’s receipt of the foregoing severance would subject him to the excise tax on excess parachute payments under Section 4999 of the Code, his severance would be reduced by the amount required to avoid the excise tax if such a reduction would give the executive a better after-tax result than if he had received the full severance amount.

The Amended Agreements also include certain restrictive covenants in favor of the Company.  The covenants include prohibitions during and following employment against the executives’ use of confidential information and soliciting the Company’s employees for employment by themselves or anyone else and, other than following a termination without cause or for good reason, competing against the Company or accepting employment with a competitor and interfering with the Company’s business relationships.

Item 9.01

Financial Statements And Exhibits.

 (d)

Exhibits:

Exhibit           Description

10.1

Third Amendment to Second Amended and Restated Employment Agreement, dated January 28, 2011, between Phillips-Van Heusen Corporation and Emanuel Chirico

10.2

First Amendment to Second Amended and Restated Employment Agreement, dated January 28, 2011, between Phillips-Van Heusen Corporation and Michael Shaffer

10.3

Second Amendment to Second Amended and Restated Employment Agreement, dated January 28, 2011, between Phillips-Van Heusen Corporation and Francis K. Duane

10.4

Second Amendment to Second Amended and Restated Employment Agreement, dated January 28, 2011, between Calvin Klein, Inc. and Paul Thomas Murry

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS-VAN HEUSEN CORPORATION

By:	/s/ Mark D. Fischer
Mark D. Fischer, Senior Vice President

Date: January 28, 2011

Exhibit Index

Exhibit

Description

10.1

Third Amendment to Second Amended and Restated Employment Agreement, dated January 28, 2011, between Phillips-Van Heusen Corporation and Emanuel Chirico

10.2

First Amendment to Second Amended and Restated Employment Agreement, dated January 28, 2011, between Phillips-Van Heusen Corporation and Michael Shaffer

10.3

Second Amendment to Second Amended and Restated Employment Agreement, dated January 28, 2011, between Phillips-Van Heusen Corporation and Francis K. Duane

10.4

Second Amendment to Second Amended and Restated Employment Agreement, dated January 28, 2011, between Calvin Klein, Inc. and Paul Thomas Murry